Exhibit 10.3

LIMITED CONSENT AND AGREEMENT
This Limited Consent and Agreement (this “Agreement”) dated as of [__], 2019 (the “Effective Date”), is among Jagged Peak Energy LLC, a Delaware limited liability company (the “Borrower”), Jagged Peak Energy Inc., a Delaware corporation (the “Guarantor”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”), and the Lenders (as defined below).
RECITALS
A.    Reference is made to that certain Amended and Restated Credit Agreement dated as of February 1, 2017 (as amended by that certain Amendment No. 1, Master Assignment and Agreement to Amended and Restated Credit Agreement dated as of October 26, 2017, that certain Amendment No. 2, Limited Waiver, Master Assignment and Agreement to Amended and Restated Credit Agreement dated as of March 21, 2018, that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of June 15, 2018, that certain Amendment No. 4, Master Assignment, and Agreement to Amended and Restated Credit Agreement dated as of August 9, 2018, that certain Amendment No. 5 to Amended and Restated Credit Agreement dated as of November 7, 2018, that certain Amendment No. 6 to Amended and Restated Credit Agreement dated as of April 29, 2019 and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Guarantor, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”). Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
B.     Following the Effective Date, the Borrower will enter into (i) that certain Exchange Agreement with Callon Petroleum Operating Company in substantially the same form as the draft dated [__], 2019 and provided to the Administrative Agent and the Lenders on or before the date hereof (with such changes thereto as may be reasonably acceptable to the Administrative Agent, the “Callon Agreement”) pursuant to which the Borrower will exchange certain of its existing Oil and Gas Properties to which Proven Reserves that are categorized as “producing” are attributable, as such Oil and Gas Properties are more particularly described on Exhibit A-1 attached hereto, in exchange for certain Oil and Gas Properties described on Exhibit A-2 attached hereto (such transaction, the “Callon Exchange”) and (ii) that certain Exchange Agreement with Diamondback O&G LLC and Diamondback E&P LLC in substantially the same form as the draft dated [__], 2019 and provided to the Administrative Agent and the Lenders on or before the date hereof (with such changes thereto as may be reasonably acceptable to the Administrative Agent, the “Diamondback Agreement”) pursuant to which the Borrower will exchange certain of its existing Oil and Gas Properties to which Proven Reserves that are categorized as “producing” are attributable, as such Oil and Gas Properties are more particularly described on Exhibit B-1 attached hereto, in exchange for certain Oil and Gas Properties described on Exhibit B-2 attached hereto (such transaction, the “Diamondback Exchange”, and together with the Callon Exchange, collectively, the “Subject Exchanges”).
C.    Section 6.8(d) of the Credit Agreement provides that the Credit Parties may, subject to the terms and conditions thereof, enter into an Asset Sale of Oil and Gas Properties which are attributable to Proven Reserves, provided that if the consideration received is other Oil and Gas Properties in a like-kind exchange, the Oil and Gas Properties transferred by the Credit Parties in connection with such like-kind exchange shall not include any Proven Reserves categorized as “producing” under the definitions for oil and gas reserves promulgated by the Society of Petroleum Evaluation Engineers (or any generally recognized successor) as in effect at the time in question (the “Producing Requirement”).
D.     Notwithstanding the Producing Requirement, the Lenders have agreed, subject to the terms and conditions of this Agreement, to consent to each of the Subject Exchanges.
THEREFORE, the parties hereto hereby agree as follows:
Section 1.Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2.    Limited Consent. Pursuant to the terms set forth herein and subject to the last sentence of this Section 2, the Lenders party hereto constituting Majority Lenders, hereby consent to the Callon Exchange, as such transaction is described in the Callon Agreement, and the Diamondback Exchange, as such transaction is described in the Diamondback Agreement. The limited consent described in this Section 2 is contingent upon the satisfaction of the conditions precedent set forth below in this Agreement and is limited to the Subject Exchanges only. Such consent is limited to the extent described herein and shall not be construed to be a consent to any other (existing or future) non-compliance with, or a temporary or permanent waiver of, Section 6.8(d) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Credit Document. The Credit Parties acknowledge that any failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party of any provision of the Credit Agreement and each other Credit Document shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. Notwithstanding anything herein to the contrary, if (a) the Callon Exchange is not consummated pursuant to the terms of the Callon Agreement on or before the 90th day following the Effective Date or (b) the Diamondback Exchange is not consummated pursuant to the terms of the Diamondback Agreement on or before the 90th day following the Effective Date, the consent set forth herein solely as it relates to such Subject Exchange that is not consummated on or before the 90th day following the Effective Date, shall expire and be of no further force and effect.
Section 3.    Representations and Warranties. Each Credit Party represents and warrants that, as of the date hereof: (a) the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this Agreement by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided and other than filings delivered hereunder to perfect Liens created under the Security Documents; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.
Section 4.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a)    The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantor, the Administrative Agent, and the Majority Lenders.
(b)    The Administrative Agent shall have received a copy, certified by a Responsible Officer of the Borrower as true, complete and correct, of the draft Callon Agreement, including all schedules and exhibits and any amendments or other modifications thereto in existence on the date hereof, all of which shall be in form and substance reasonably satisfactory to the Lenders.
(c)    The Administrative Agent shall have received a copy, certified by a Responsible Officer of the Borrower as true, complete and correct, of the draft Diamondback Agreement, including all schedules and exhibits and any amendments or other modifications thereto in existence on the date hereof, all of which shall be in form and substance reasonably satisfactory to the Lenders.
(d)    The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.

(e)    The Credit Parties shall have received any consents, licenses and approvals required in accordance with applicable law, or in accordance with any document, agreement, instrument or arrangement to which such Credit Party is a party, in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Credit Documents.
(f)    No action, suit, investigation or other proceeding (including without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with this Agreement, any other credit agreement, or any transaction contemplated hereby or thereby or (ii) which could reasonably be expected to result in a Material Adverse Change.
(g)    The Administrative Agent shall have received customary UCC search results and county-level real property record search results reflecting no prior Liens encumbering the Oil and Gas Properties described on Exhibit A-2 and Exhibit B-2 hereto for each jurisdiction requested by the Administrative Agent other than those being released on or prior to the Effective Date or Permitted Liens.
(h)    The Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties described on Exhibit A-2 and Exhibit B-2 hereto.
(i)    The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.
Section 5.    Modifications to Subject Exchanges. No Credit Party will amend, supplement or otherwise modify the Callon Agreement, the Diamondback Agreement or any other documents or instruments evidencing, or agreements relating to or executed in connection with, any Subject Exchange, including any exhibits or schedules thereto, in any manner, unless such amendments, supplements or modifications are reasonably acceptable to the Administrative Agent in its sole discretion.
Section 6.    Acknowledgments and Agreements.
(a)    Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Secured Obligations. Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended herby, and the other Credit Documents are not impaired in any respect by this Agreement.
(b)    The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents (other than those specifically described in Section 2 hereof), (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Credit Documents.
(c)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 7.    Reaffirmation of the Guaranty. The Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by the Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 8.    Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create an Acceptable Security Interest to secure the Secured Obligations.
Section 9.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 10.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 11.    Severability. In case one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.
Section 12.    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 13.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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EXECUTED to be effective as of the date first above written.

BORROWER:

JAGGED PEAK ENERGY LLC

By:	/s/ CHRISTOPHER HUMBER
Name:	Christopher Humber
Title:	Executive Vice President, General Counsel and Secretary

GUARANTOR:

JAGGED PEAK ENERGY INC.

By:	/s/ CHRISTOPHER HUMBER
Name:	Christopher Humber
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Limited Consent and Agreement

ADMINSTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ ZACHARY KRAMER
Name:	Zachary Kramer
Title:	Vice President

Signature Page Limited Consent and Agreement

LENDERS:

FIFTH THIRD BANK, as a Lender

By:	/s/ JONATHAN H. LEE
Name:	Jonathan H. Lee
Title:	Director

Signature Page Limited Consent and Agreement

ABN AMRO CAPTIAL USA LLC, as a Lender

By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ MICHAELA BRAUN
Name:	Michaela Braun
Title:	Director

Signature Page Limited Consent and Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ GEORGE E. MCKEAN
Name:	George E. McKean
Title:	Senior Vice President

Signature Page Limited Consent and Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ W. DAVID MCCARVER IV
Name:	W. David McCarver IV
Title:	Senior Vice President

Signature Page Limited Consent and Agreement

CITIBANK, N.A., as a Lender

By:	/s/ CLIFF VAZ
Name:	Cliff Vaz
Title:	Vice President

Signature Page to Limited Consent and Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ DARREN VANEK
Name:	Darren Vanek
Title:	Authorized Officer

Signature Page to Limited Consent and Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ JAMIE MINIERI
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Limited Consent and Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ KENNETH CHIN
Name:	Kenneth Chin
Title:	Director

By:	/s/ DARLENE ARIAS
Name:	Darlene Arias
Title:	Director

Signature Page to Limited Consent and Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ MELISSA GUZMANN
Name:	Melissa Guzmann
Title:	Director

Signature Page to Limited Consent and Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ KRISTAN SPIVEY
Name:	Kristen Spivey
Title:	Authorized Signatory

Signature Page to Limited Consent and Agreement

COMERICA BANK, as a Lender

By:	/s/ COURTNEY A. REHM
Name:	Courtney A. Rehm
Title:	Portfolio Manager

Signature Page to Limited Consent and Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JOHN C. LOZANO
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Limited Consent and Agreement

BOKF, NA, as a Lender

By:	/s/ ERIN M. DUNN
Name:	Erin M. Dunn
Title:	Vice President

Signature Page to Limited Consent and Agreement